FIRST FUNDS
FIRST ELITE MONEY MARKET
Class A
Trust Class
Supplement dated February 12, 2009
to the Prospectus dated August 28, 2008
The Prospectus for Class A and Trust Class Shares of First Elite Money Market (the “Fund”) is hereby supplemented to reflect that on February 12, 2009, the Advisor has contractually agreed to waive its investment advisory fee to the extent necessary for the Fund to maintain a minimum annualized yield of 0.01% until at least February 12, 2010. The Fund is authorized to reimburse the Advisor for investment advisory fees previously waived by the Advisor; provided, however, that any such reimbursements must be paid at a date not more than three years after the fiscal year in which the Advisor limited the fees and the reimbursements do not cause the Fund’s yield to decrease below 0.01%.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE